Variable Portfolios
April 30, 2023
Thrivent Limited Maturity Bond Portfolio
Summary Prospectus

This Summary Prospectus is designed to provide investors with key portfolio information in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•  If you purchase shares through Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com.
•  If you purchase shares from a firm other than Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information by calling or emailing your financial professional.
The Portfolio’s prospectus and Statement of Additional Information, both dated Apr. 30, 2023, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Limited Maturity Bond Portfolio

Investment Objective
Thrivent Limited Maturity Bond Portfolio (the "Portfolio") seeks a high level of current income consistent with stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Portfolio.  If you own a variable annuity contract or variable life insurance contract, you will have additional fees and expenses. Please refer to the prospectus for your variable contract for additional information about fees and expenses associated with your contract.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were included, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade debt securities or preferred stock. At the time of purchase, these investment grade securities are rated at or above BBB- by S&P, or Baa3 by Moody’s, or unrated but considered to be of comparable quality by the Adviser, with the dollar-weighted average effective maturity for the Portfolio expected to be between one and five years. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase, these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental and other investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects. The Adviser focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings, and may invest in U.S. dollar-denominated debt of foreign companies.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan

Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Portfolio may be subject to a greater risk of rising interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. The assessment of potential Portfolio investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
LIBOR Risk. The Portfolio may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. On December 16, 2022, the Federal Reserve Board adopted a rule that would replace LIBOR in certain financial contracts using benchmark rates based on the Secured Overnight Financing Rate (SOFR) after June 30, 2023. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding potential effects of the transition away from LIBOR on the Portfolio or its investments. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Portfolio's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, natural disasters or similar events.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index description appears in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Year-by-Year Total Return

Best Quarter:	Q2 2020	+4.78%
Worst Quarter:	Q1 2020	(2.71)%
Average Annual Total Returns
(Periods Ending December 31, 2022)
	1 Year	5 Years	10 Years
Portfolio (before taxes)	(4.18)%	1.12%	1.39%
Bloomberg Government/ Credit 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	(3.69)%	0.92%	0.88%
Management
Investment Adviser
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent” or the “Adviser”).
Portfolio Managers
Cortney L. Swensen, CFA and Jon-Paul (JP) Gagne are jointly and primarily responsible for the day-to-day management of the Portfolio. Ms. Swensen has served as a portfolio manager for the Portfolio since April 2020. She is a Senior Portfolio Manager and has been with Thrivent since 2011. Mr. Gagne has served as a portfolio manager for the Portfolio since April 2021. He is a Senior Portfolio Manager and joined Thrivent in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets. Mr. Gagne became a portfolio manager in February 2021.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•
Separate accounts of Thrivent;
•
Separate accounts of other insurance companies not affiliated with Thrivent; and
•
Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase your variable contract through a broker-dealer or other financial intermediary, Thrivent, the other issuing insurance company or their related companies may pay the intermediary for the sale of the contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

32065V R4-23